TRADE ACCOUNTS RECEIVABLE, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Allowance for Doubtful Accounts Receivable [Roll Forward]
Allowance for doubtful accounts balance, beginning balance	$ 337	$ 646	$ 952
Additions charged to income	594	81	462
Deductions credited to trade receivables	(337)	(390)	(768)
Allowance for doubtful accounts balance, ending balance	$ 594	$ 337	$ 646